                             SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
              Securities Exchange Act of 1934 (Amendment No. __)

Check the appropriate box:
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[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
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                       RiverSource Managers Series, Inc.
             RiverSource Variable Portfolio Managers Series, Inc.
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                (Name of Registrant as Specified In Its Charter)

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[ ]   Fee computed on table below per Exchange Act Rules
      14c-5(g) and 0-11

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[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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RIVERSOURCE
INVESTMENTS(SM)

                        RIVERSOURCE SELECT VALUE FUND
              RIVERSOURCE VARIABLE PORTFOLIO-SELECT VALUE FUND
                   901 MARQUETTE AVENUE SOUTH, SUITE 2810
                         MINNEAPOLIS, MN 55402-3268

                            INFORMATION STATEMENT
                         NOTICE OF SUBADVISER CHANGE
This information statement mailed on or about ______, 2006, is being provided to the shareholders of RiverSource Select Value Fund, a series of RiverSource Managers Series, Inc., and RiverSource Variable Portfolio-Select Value Fund, a series of RiverSource Variable Portfolio Managers Series, Inc. (each a "Fund" and together the "Funds") in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Funds have received from the Securities and Exchange Commission ("SEC"). This exemptive order permits RiverSource Investments, LLC ("RiverSource Investments" or "Investment Manager"), subject to approval of the Board of Directors (the "Board"), to select the subadvisers RiverSource Investments or the Investment Manager believes are best suited to achieve each Fund's investment objective. RiverSource Investments or the Investment Manager exercises this authority by adding or replacing subadvisers.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                  THE FUNDS AND THEIR MANAGEMENT AGREEMENT
RiverSource Investments serves as investment manager to the Funds pursuant to the Investment Management Services Agreements (the "IMS Agreements") dated March 1, 2006, amended and restated as of May 1, 2006. Under the IMS Agreements, RiverSource Investments monitors the performance of the subadvisers on an ongoing basis. Factors it considers are: the qualifications of a subadviser's investment personnel, its investment philosophy and process, and its long-term performance results. Short-term investment performance, by itself, is not a significant factor in recommending a change of a subadviser. As compensation for its services, RiverSource Investments receives a management fee from each Fund and RiverSource Investments pays the subadviser(s).

Subadvisers serve pursuant to separate subadvisory agreements (each a "Subadvisory Agreement") under which each manages the portion of the investment portfolio allocated to it by RiverSource Investments, and provides related compliance and record-keeping services. In accordance with procedures adopted by the Board, a subadviser or its affiliated broker-dealer, may execute portfolio transactions for a Fund and receive brokerage commissions in connection with those transactions as permitted by
Section 17(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), or separate SEC exemptive relief. A subadviser is allowed to use soft dollar arrangements in which it directs brokerage commissions to brokers to pay for research services, provided that the subadviser's procedures are acceptable to RiverSource Investments and consistent with Board and RiverSource Investments policies.

                    SYSTEMATIC FINANCIAL MANAGEMENT, L.P.
                       WEDGE CAPITAL MANAGEMENT L.L.P.
                     AND THE NEW SUBADVISORY AGREEMENTS
Prior to Sept. 29, 2006, each Fund's assets were managed by GAMCO Asset Management Inc. ("GAMCO"). At a meeting of the Board held on July 12-13, 2006, the Board, including a majority of the Board members who are not interested persons of the Funds within the meaning of the 1940 Act (the "independent Board members"), approved the recommendation of RiverSource Investments to terminate the Subadvisory Agreement with GAMCO and to approve new
Subadvisory Agreements with Systematic Financial Management, L.P., an affiliate of Affiliated Managers Group ("Systematic") and WEDGE Capital Management L.L.P. ("WEDGE"), which became effective on Sept. 29, 2006.

The recommendation to replace GAMCO with Systematic and WEDGE was made by RiverSource Investments in the ordinary course of its ongoing evaluation of the subadviser. RiverSource Select Value Fund and RiverSource Variable Portfolio-Select Value Fund have always focused on value investing. GAMCO, due to their investment style, invested in small-, mid- and large-cap stocks that they identified as attractive. The change in management to Systematic and WEDGE will now focus the fund on mid-cap value stocks.

Under the IMS Agreement, each Fund pays RiverSource Investments a fee as follows:

         RiverSource Select Value Fund
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                      ASSETS (BILLIONS)                     ANNUAL RATE AT EACH ASSET LEVEL
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                         First $0.5                                      0.780%
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                          Next 0.5                                       0.755
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                          Next 1.0                                       0.730
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                          Next 1.0                                       0.705
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                          Next 3.0                                       0.680
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                          Over 6.0                                       0.650
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         RiverSource Variable Portfolio-Select Value Fund
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                      ASSETS (BILLIONS)                     ANNUAL RATE AT EACH ASSET LEVEL
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                         First $0.5                                      0.780%
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                          Next 0.5                                       0.755
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                          Next 1.0                                       0.730
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                          Next 1.0                                       0.705
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                          Next 3.0                                       0.680
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                          Over 6.0                                       0.650
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The tables above represents the fee paid by the Funds to RiverSource Investments. RiverSource Investments, in turn, will pay the subadvisers out of its own assets, at the following rates:

   o Systematic: 0.50% on the first $50 million, reducing to 0.30% as assets increase.

   o WEDGE: 0.75% on the first $10 million, reducing to 0.30% as assets increase.


The fee paid by RiverSource Investments to GAMCO was 0.40% on the first $500 million, 0.35% on the next $500 million and 0.30% thereafter. For the last fiscal period, the following fees were paid to RiverSource Investments and to GAMCO.

                                    Fees paid by the          Fees paid by
                                    Fund to RiverSource       RiverSource
                                    Investments<F*>           Investments to
                                                              GAMCO
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RiverSource Select Value Fund       $5,211,061                $2,763,925
(fiscal year ended 5/31/2006)

RiverSource VP-Select Value Fund      $186,844                   $99,445
(fiscal year ended 8/31/2006)

<F*>RiverSource Investments uses these fees to pay the subadvisers.

Other than the identity of the subadvisers, the standard of care (consistent with changes to the IMS Agreement, new subadvisers are held to a higher standard of care), the fee schedule and the effective and renewal dates, there are no material differences between the GAMCO Subadvisory Agreement and the Systematic and WEDGE Subadvisory Agreements.

                        INFORMATION ABOUT SYSTEMATIC

Systematic Financial Management Inc. was founded in 1982, as a registered investment advisor specializing in the management of value portfolios throughout the market capitalization spectrum. In 1995, a majority stake in the firm was sold to Affiliated Managers Group Inc. ("AMG"), a holding company and publicly traded company that invests in mid-sized asset management firms, and registered as Systematic Financial Management, L.P. on April 10, 1995, with five active partners sharing the remaining ownership. In 1996, AMG brought in the current senior members of the investment management team led by Joe Joshi, Kevin McCreesh, and Greg Wood. Senior professionals of the firm share ownership of Systematic with AMG. AMG currently owns 52 percent of the firm, while five active senior employees of Systematic, all of whom are partners, own the remaining percentage. As of Sept. 30, 2006, Systematic had approximately $8.2 billion in assets under management. Systematic's principal offices are located at 300 Frank W. Burr Boulevard, Glenpointe East, 7th Floor, Teaneck, NJ 07666.

The following table provides information on the principal executive officers and directors of Systematic.

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         NAME                                 TITLE AND PRINCIPAL OCCUPATION
         ------------------------------------ ---------------------------------------------
         Gyanendra (Joe) Joshi                President/Chief Executive Officer/Partner
         ------------------------------------ ---------------------------------------------
         D. Kevin McCreesh, CFA               Chief Investment Officer/Partner
         ------------------------------------ ---------------------------------------------
         Gregory B. Wood                      Head Trader/Partner
         ------------------------------------ ---------------------------------------------
         Ronald M. Mushock, CFA               Portfolio Manager/Partner
         ------------------------------------ ---------------------------------------------
         Kenneth W. Burgess, CFA              Portfolio Manager/Partner
         ------------------------------------ ---------------------------------------------
         Karen E. Kohler                      Chief Operating Officer
         ------------------------------------ ---------------------------------------------
         Todd A. Bitzer                       Managing Director
         ------------------------------------ ---------------------------------------------

OTHER ACCOUNTS WITH SIMILAR INVESTMENT OBJECTIVES MANAGED BY SYSTEMATIC

                                    ASSETS ($ MILLIONS)                INVESTMENT
NAME                                AS OF SEPT. 30, 2006)              ADVISORY FEE
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MID CAP VALUE:                                                         0.75% ON THE FIRST $25 MILLION,
                                                                       REDUCING TO 0.40% AS ASSETS
                                                                       INCREASE

INSTITUTIONAL SEPARATE              25 ACCOUNTS TOTALING

ACCOUNT ASSETS                      $595.3 MILLION

RETAIL OR WRAP ACCOUNT              8 SPONSORS TOTALING

ASSETS                              887 ACCOUNTS TOTALING

                                    $180.6 MILLION

As of Sept. 30, 2006, the Mid Cap Value Strategy consisted of 912 discretionary accounts.

All data as of September 30, 2006 is preliminary and unaudited.

                           INFORMATION ABOUT WEDGE
WEDGE Capital Management L.L.P. was founded in June of 1984, by a group of investment professionals who had previously managed the common trust funds of a local, nationally-oriented bank. The initial venture capital funding was provided by WEDGE International Group of Houston, Texas. In 1989, the firm's founders redeemed the venture capital position, and WEDGE has since been independently owned by an expanding number of active General Partners. As of Sept. 30, 2006, WEDGE had approximately $7.7 billion in assets under management. WEDGE's principal offices are located at 301 South College Street, Suite 2900, Charlotte, NC 28202.

The following table provides information on the principal executive officers and directors of WEDGE.

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         NAME                                TITLE AND PRINCIPAL OCCUPATION
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         R. Michael James                    Managing Partner - Portfolio Manager
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         Gilbert E. Galle                    Managing Partner - Portfolio Manager
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         Michael Gardner                     Managing Partner - Director of Research
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OTHER ACCOUNTS WITH SIMILAR INVESTMENT OBJECTIVES MANAGED BY WEDGE

                                    ASSETS ($ MILLIONS)                INVESTMENT
NAME                                AS OF SEPT. 30, 2006)              ADVISORY FEE
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FORTY-EIGHT ACCOUNTS                $867                      0.75% REDUCING TO 0.30% AS ASSETS
                                                                          INCREASE

As of Sept. 30, 2006, the Mid Cap Value product consisted of forty-eight discretionary accounts.

                            BOARD CONSIDERATIONS

In evaluating the recommendation to hire Systematic and WEDGE as subadvisers for the Funds, the Board considered, among other factors:

   o The favorable history, reputation, qualification and background of each subadviser, as well as the qualifications of each subadviser's personnel and its financial condition.

   o The expertise that each subadviser offers in providing portfolio management services to other similar portfolios and the performance history of those portfolios.

   o  Each subadviser's proposed investment strategy for the Funds.

   o Each subadviser's long- and short-term performance relative to comparable mutual funds and unmanaged indexes.

   o  The compliance program of the subadviser.

The terms of the Subadvisory Agreements are consistent with the language of the registration statements of the Funds and the IMS Agreement between each Fund and RiverSource Investments.

Based on the foregoing analysis, the Board concluded that the approval of each Subadvisory Agreement is in the best interest of each Fund and its shareholders.

For a mutual fund managed by multiple subadvisers, such as the Fund, RiverSource Investments, subject to the discretion of the Board, decides the proportion of Fund assets to be managed by each subadviser, and may change these proportions at any time. Prior to Sept. 29, 2006, 100% of each Fund's assets were managed by GAMCO. As of Sept. 29, 2006, each Fund's assets are managed as follows:

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                                     Systematic                 WEDGE
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RiverSource Select Value Fund        __%                        __%
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RiverSource Variable                 __%                        __%
Portfolio-Select Value Fund
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                            FINANCIAL INFORMATION

The Funds' most recent annual report and semiannual report are available on request, without charge, by writing to 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 or calling (888) 791-3380, or via the Fund's website at www.riversource.com/funds.

                       RECORD OF BENEFICIAL OWNERSHIP

For RiverSource Select Value Fund, as of record date of Sept. 30, 2006, clients of Charles Schwab & Co., a brokerage firm, held 9.07% of Class A shares; Portfolio Builder Aggressive Fund held 19.80% of Class I shares; Portfolio Builder Moderate Fund held 19.99% of Class I shares; Portfolio Builder Moderate Aggressive Fund held 32.04% of Class I shares; Portfolio Builder Moderate Conservative Fund held 5.19% of Class I shares; Portfolio Builder Total Equity Fund held 21.62% of Class I shares; Charles Schwab & Co. held 78.83% of Class Y shares; and Ameriprise Financial held 21.17% of Class Y shares.

For RiverSource Variable Portfolio-Select Value Fund, as of record date of Sept. 30, 2006, IDS Life Insurance Company and its subsidiaries owned 100% of the outstanding shares.

[As of Sept. 30, 2006, Board members and officers of each Fund as a group owned less than 1% of the outstanding shares of the Fund.]


                            SHAREHOLDER PROPOSALS

The Funds are not required to hold regular meetings of shareholders each year. Meetings of shareholders are held from time to time and shareholder proposals intended to be presented at future meetings must be submitted in writing to the Funds in reasonable time prior to the solicitation of proxies for the meeting.

____ __, 2006

By Order of the Board of Directors

Leslie L. Ogg, Secretary